UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 9, 2016
(Date of earliest event reported)

CSAIL 2016-C5 Commercial Mortgage Trust

(Exact name of issuing entity)
(Central Index Key Number 0001661136)

Column Financial, Inc.
(Central Index Key Number 0001628601)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)
The Bank of New York Mellon
(Central Index Key Number 0001497973)
Silverpeak Real Estate Finance LLC
(Central Index Key Number 0001624053)

Jefferies LoanCore LLC

(Central Index Key Number 0001555524)

(Exact name of sponsor as specified in its charter)

Credit Suisse Commercial Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)
(Central Index Key Number 0001654060)

Delaware	333- 207361	47-5115713
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue
New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed as of February 9, 2016 (the “Original Form 8-K”), with respect to the CSAIL 2016-C5 Commercial Mortgage Trust. The purpose of this amendment is to make certain clerical and other revisions to the agreements previously filed as Exhibit 4.1, Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5 to the Original Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Rialto Mortgage Finance, LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, among The Bank of New York Mellon as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Silverpeak Real Estate Finance LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Jefferies LoanCore LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 2, 2016	CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Column Financial, Inc., as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Rialto Mortgage Finance, LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, among The Bank of New York Mellon, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Silverpeak Real Estate Finance LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of February 1, 2016, between Jefferies LoanCore LLC, as seller, and Credit Suisse Commercial Mortgage Securities Corp., as purchaser.	(E)